UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT
     Pursuant to Section 13 or 15(b) of the Securities Exchange Act of 1934



                                 April 29, 2004
               (Date of Report (Date of earliest event reported))



                             UNION COMMUNITY BANCORP
             (Exact name of registrant as specified in its charter)



                                     INDIANA
                 (State of other jurisdiction of incorporation)


            000-23543                                      35-2025237
    (Commission File Number)                   (IRS Employer Identification No.)



          221 East Main Street
         Crawfordsville, Indiana                            47933
(Address of principal executive officers)                 (Zip Code)


                                 (765) 362-2400
              (Registrant's telephone number, including area code)



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Item 5.   Other Events and Regulation FD Disclosure.

          On April 29, 2004, Union Community Bancorp (the "Registrant") announced the Registrant's approval of a stock repurchase program to repurchase, from time to time, on the open market, up to 200,000 of the Registrant's outstanding shares of common stock. A copy of the press release issued by the Registrant concerning the foregoing is filed herewith as Exhibit 99.1 and is incorporated herein by reference.



Item 7.   Financial Statements and Exhibits.

          (c)  Exhibit 99.1 - Press Release of  Registrant  issued on April 29,
               2004.




                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  /s/ J. Lee Walden
                                  ----------------------------------------------
                                  J. Lee Walden
                                  Chief Financial Officer



Dated: April 29, 2004